UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

National Municipal Income Fund

October 31, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 15, 2008

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2008. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AFB”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund’s investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note H—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 35-37.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital (BC) Municipal Index, for the six- and 12-month periods ended October 31, 2008.

The Fund underperformed its benchmark, which is not leveraged, during both the six- and 12-month periods ended October 31, 2008. The Fund’s relative underperformance during the 12-month period under review was due to security selection in the insured, special tax, general obligation, hospital and housing sectors. The Fund’s relative overweight in the hospital sector also detracted from the Fund’s performance. The maturities of the Fund’s holdings relative to the benchmark’s benefited performance. The Fund’s leveraged structure increased income. However, it generally detracted from the Fund’s total return as it also served to increase exposure to long-term bonds whose prices declined due to the rise in long-term interest rates.

Market Review and Investment Strategy

The crisis in the financial markets continued toward the end of the annual reporting period ended October 31, 2008, and created severe dislocations in the municipal market. As investors grew increasingly more risk averse, demand for lower-rated and longer-maturity bonds diminished. As a result, municipal credit spreads—the extra yield investors demand to move down in credit quality—widened sharply, and the slope of

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

the municipal yield curve steepened dramatically over both the six- and 12-month periods. The Fund’s Municipal Bond Investment Team’s (the “Team’s”) strategies over the last year of primarily buying high credit quality bonds and avoiding the longest maturity bonds benefited performance because credit spreads widened sharply and the slope of the yield curve steepened dramatically.

Concerns about deteriorating municipal credit quality and a weakening economy contributed to investors’ sense of unease, but it was the news in September 2008 that the Reserve Primary Fund, a large “prime” money market fund, had “broken the buck” that ignited a wave of fear in all the financial markets. In the ensuing panic, investors apparently feared that similar funds would have similar problems and redeemed significant amounts of their investments in such funds. Yields of municipal cash-equivalent securities spiked from around 2.5% to around 9% as buyers flocked to the safety of Treasury bills. As a result, three-month T-bill yields dropped to a rate of virtually zero. In light of this turmoil, municipal bond portfolios generally had low to negative returns in this environment.

As the Fund’s fiscal year drew to a close, regulators and policymakers across the globe were continuing work to address the financial crisis. At the same time, economic growth was beginning to slow dramatically. Historically, tax revenues have been very economically sensitive. And, there were signs that tax revenue growth was slowing quickly across the country. Fortunately, many state and local officials had successfully built up reserves to address the looming budget shortfalls. On average, state budget reserves were at 7.5% of general fund spending to start the fiscal year (July 1 for most states). States also cut spending on average this fiscal year. The average projected increase in states’ budgeted expenses was only 1%—the second lowest in 25 years.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2008, the Fund held 95% of net assets in insured bonds (of this amount 19% represents the Fund’s holding in pre-refunded insured bonds); 35% of the Fund’s insured bonds were insured by MBIA.

Since February 2008, auctions of the Fund’s Auction Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the Preferred Shares. When the auctions fail, the Preferred Shares pay interest on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may be reduced. The Fund continues to explore other liquidity and leverage options, including as it has used in the past, tender option bonds; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein National Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AFB.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 52.

Benchmark Disclosure

The unmanaged Barclays Capital (BC) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	-15.67%	-16.99%

BC Municipal Index	-4.70%	-3.30%

The Fund’s Market Price per share on October 31, 2008 was $10.95. The Fund’s Net Asset Value Price per share on October 31, 2008 was $11.76. For additional Financial Highlights, please see page 40.

*  As of September 2008, all indices with the Lehman Brothers name were changed to Barclays Capital (BC) as part of an acquisition of Lehman Brothers’ North American investment banking and capital markets businesses by Barclays Capital.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

October 31, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $337.0

*	All data are as of October 31, 2008. The Fund’s quality rating distribution is expressed as a percentage of the Fund’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2008

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 181.8%
Long-Term Municipal Bonds – 178.1%
Alabama – 6.2%
Huntsville Hlth Care Auth (Huntsville Hosp Sys) (Prerefunded) Series 02B 5.75%, 6/01/32	$6,000	$6,498,240
Jefferson Cnty Ltd Oblig Sch Warrants Series 04A 5.25%, 1/01/18-1/01/23	3,100	2,556,945
Jefferson Cnty Swr Rev (Capital Impr Warrants) (Prerefunded) FGIC Series 02 5.00%, 2/01/41	1,535	1,603,445
FGIC Series 02B 5.00%, 2/01/41	2,465	2,596,927
Marshall Cnty Hlth Care Auth (Marshall Cnty Med Ctr) Series 02A 5.75%, 1/01/32	2,500	2,071,225
Series 02D 5.75%, 1/01/32	3,000	2,482,530
Montgomery Spl Care Fac Fin Auth (Baptist Hlth) Series 04C 5.125%, 11/15/24	1,500	1,204,590
Montgomery Spl Care Fac Fin Auth (Baptist Hlth) (Prerefunded) Series 04C 5.25%, 11/15/29	1,810	1,957,280

		20,971,182

Alaska – 2.6%
Alaska Intl Arpt Rev MBIA Series 03B 5.00%, 10/01/26	2,000	1,793,340
Alaska Muni Bond Bank Auth MBIA Series 04G 5.00%, 2/15/22-2/15/24	2,930	2,912,136
Four Dam Pwr Agy Series 04 5.00%, 7/01/24	1,035	928,612
5.25%, 7/01/25-7/01/26	3,580	3,236,980

		8,871,068

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Arizona – 1.7%
Arizona Cap Fac Fin Corp Student Hsg Rev (Arizona St Univ Proj) Series 00 6.25%, 9/01/32	$1,550	$1,285,136
Phoenix Civic Impr Corp. Wastewtr Sys MBIA Series 04 5.00%, 7/01/23	1,250	1,237,125
Salt Verde Fin Corp. (Prepaid Gas) 5.25%, 12/01/22-12/01/23	4,150	3,057,109

		5,579,370

Arkansas – 0.7%
Arkansas Dev Fin Auth SFMR (Mtg Rev) GNMA/FNMA Series 02A 5.30%, 7/01/34	2,720	2,254,989

California – 15.6%
California 5.00%, 2/01/32	2,450	2,196,989
Series 04 5.00%, 2/01/33	1,100	978,153
California (Unrefunded) 5.25%, 4/01/30	20	18,965
Chula Vista IDR (San Diego Gas) Series 96A 5.30%, 7/01/21	4,000	3,540,560
Coachella Valley Uni Sch Dist MBIA Series 03 5.00%, 9/01/31	1,000	890,220
Coast CCD FSA Series 06B 5.00%, 8/01/23(a)	3,300	3,235,683
5.00%, 8/01/24(a)	8,070	7,931,357
Golden St Tobacco Securitization Corp. (Prerefunded) RADIAN Series 03 5.50%, 6/01/43	2,250	2,404,328
XLCA Series 03B 5.50%, 6/01/33	3,000	3,205,770
Grossmont-Cuyamaca CCD ASSURED GTY 5.00%, 8/01/22(a)	2,340	2,296,523
5.00%, 8/01/23(a)	2,140	2,066,234

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hartnell Comnty Coll (Prerefunded) MBIA Series 03A 5.00%, 8/01/27	$1,155	$1,246,210
La Quinta Fin Auth AMBAC Series 04A 5.25%, 9/01/24	2,000	1,966,100
Los Angeles CCD Series F-1 5.00%, 8/01/28	5,800	5,574,438
Los Angeles Comnty Redev Agy (Grand Central Square) Series 04L 5.00%, 3/01/18	1,715	1,589,565
Los Angeles Regl Arpt (Laxfuel Corp) AMT AMBAC Series 01 5.50%, 1/01/32	9,500	7,929,745
Pomona COP AMBAC Series 03 5.50%, 6/01/34	3,000	2,943,360
San Rafael Elem Sch Dist FSA Series 03A 5.00%, 8/01/28	2,820	2,603,480

		52,617,680

Colorado – 5.5%
Avon Hsg Auth MFHR (Buffalo Ridge II Proj) AMT GNMA Series 02A 5.70%, 10/20/43(b)	4,950	4,334,863
Colorado Ed & Cultural Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	495	381,868
Colorado Hlth Fac Auth (Evangelical Lutheran Proj) 5.25%, 6/01/19-6/01/23	2,425	2,081,500
Colorado Hlth Fac Auth (Parkview Med Ctr) Series 04 5.00%, 9/01/25	2,560	2,025,677
Colorado Toll Rev (Hwy E-470) (Prerefunded) Series 00 Zero Coupon, 9/01/35	10,000	1,437,800

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Denver City & Cnty MFHR (Clyburn Stapleton Proj) AMT GNMA Series 02 5.50%, 12/20/43	$2,155	$1,661,074
Northwest Metro Dist No 3 6.125%, 12/01/25	1,000	756,490
Park Creek Metro Dist Rev Ltd (Ref-Sr-Ltd Tax Ppty Tax) Series 05 5.25%, 12/01/25	3,000	2,442,900
5.50%, 12/01/30	890	707,390
Todd Creek Farms Metro Dist No 1 6.125%, 12/01/22	1,970	1,615,164
Series 04 6.125%, 12/01/19	1,180	1,018,611

		18,463,337

District Of Columbia – 1.0%
Dist of Columbia Spl Tax Rev (Gallery Place Proj) FSA Series 02 5.40%, 7/01/31	3,500	3,221,260

Florida – 16.9%
Beacon Tradeport CDD Series 02B 7.25%, 5/01/33	4,930	4,317,497
Brevard Cnty HFA SFMR (Mtg Rev) AMT GNMA Series 02C 5.40%, 3/01/33	615	475,887
Collier Cnty CFD (Fiddler’s Creek) Series 02A 6.875%, 5/01/33	2,865	2,409,007
Series 02B 6.625%, 5/01/33	2,155	1,756,519
Dade Cnty Arpt Rev (Miami Int’l Arpt) AMT FGIC Series 02 5.375%, 10/01/32	6,040	4,743,574
Florida Ed & Athletic Fac (FSU Fin Assistance) AMBAC Series 02 5.00%, 10/01/31	5,000	4,507,950
Florida HFC MFHR (Westlake Apts) AMT FSA Series 02-D1 5.40%, 3/01/42	8,780	6,661,737

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida HFC MFHR (Westminster Apts) AMT FSA Series 02E-1 5.40%, 4/01/42	$3,000	$2,276,040
Hamal CDD (Prerefunded) Series 01 6.75%, 5/01/31	2,460	2,711,855
Lee Cnty Arpt Rev (Southwest Fl Int’l) AMT FSA Series 00A 5.75%, 10/01/22-10/01/25	9,500	8,865,490
Lee Cnty IDA (Shell Point) (Prerefunded) Series 99A 5.50%, 11/15/29	6,170	6,471,713
Miami Beach Hlth Fac Auth (Mount Sinai Med Ctr) 6.75%, 11/15/24	4,000	3,281,680
Midtown Miami CDD Series 04A 6.00%, 5/01/24	2,475	1,965,521
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	1,140	1,088,529
Orange Cnty Hosp (Orlando Regl) (Prerefunded) Series 02 5.75%, 12/01/32	2,800	3,057,096
Pinellas Cnty HFA SFMR (Mtg Rev) AMT GNMA/FNMA Series 02A 5.40%, 3/01/32	695	539,125
Univ of Central Florida Athletics Assoc, Inc. FGIC Series 04A 5.125%, 10/01/24	1,325	1,148,192
Village CDD Series 03A 6.00%, 5/01/22	700	574,224

		56,851,636

Georgia – 1.5%
Cartersville Dev Auth (Anheuser Busch Proj) AMT Series 02 5.95%, 2/01/32	2,510	1,942,614

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Georgia HFA SFMR (Mtg Rev) AMT Series 02A-02 5.60%, 12/01/32	$3,785	$2,979,174

		4,921,788

Hawaii – 1.1%
Hawaii Dept of Budget & Fin Spl Purpose Rev (Elec Co & Subsidiary Prog) XLCA Series 03B 5.00%, 12/01/22	4,500	3,740,175

Illinois – 20.7%
Bolingbrook (Prerefunded) FGIC Series 02A 5.375%, 1/01/38	5,000	5,343,900
Chicago (Prerefunded) FGIC Series 00C 5.50%, 1/01/40	9,135	9,674,787
Chicago (Unrefunded) FGIC Series 00C 5.50%, 1/01/40	5,450	5,291,514
FSA Series A 5.00%, 1/01/25	380	366,502
Chicago Arpt Rev (O’Hare Int’l Arpt) XLCA Series 03B-1 5.25%, 1/01/34	4,860	4,252,695
Chicago Arpt Rev (O’Hare Int’l Arpt) AMT MBIA Series A 5.375%, 1/01/32(b)	15,000	12,208,950
Chicago Hsg Agy SFMR (Mtg Rev) AMT GNMA/ FNMA Series 02B 6.00%, 10/01/33(c)	410	394,682
Chicago Incr Alloc (Diversey/Narragansett Redev Proj) 7.46%, 2/15/26	1,900	1,821,587
Chicago Sales Tax Rev FGIC Series 98 5.25%, 1/01/28	5,710	5,614,814
Cook Cnty Sch Dist FSA Series 04 5.00%, 12/01/20(d)	2,000	1,960,880

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gilberts Spl Svc Area No 15 Spl Tax (Gilberts Town Ctr Proj) Series 03 6.00%, 3/01/28	$2,766	$2,136,486
Hampshire Spl Svc Area No 14 5.80%, 3/01/26	1,845	1,427,680
Illinois Fin Auth (Illinois Inst of Technology) Series 06A 5.00%, 4/01/31	1,250	946,263
Illinois Fin Auth (Loyola Univ Chicago) XLCA Series 04A 5.00%, 7/01/24	1,495	1,400,157
Manhattan (No 04-1 Brookstone Springs Proj) Series 05 5.875%, 3/01/28	1,856	1,455,846
Metro Pier & Expo Auth (McCormick Place) MBIA Series 02A 5.25%, 6/15/42	5,500	5,249,585
Univ of Illinois FSA Series 07A 5.25%, 10/01/26(a)	10,800	10,154,268

		69,700,596

Indiana – 5.1%
Hendricks Cnty Bldg Fac Corp. Series 04 5.50%, 7/15/21	1,045	1,070,017
Hendricks Cnty Bldg Fac Corp. (First Mtg) Series 04 5.50%, 7/15/22	1,105	1,134,426
Indiana Dev Fin Auth (Inland Steel) Series 97 5.75%, 10/01/11	2,925	2,824,936
Indiana HFA SFMR (Mtg Rev) AMT GNMA/FNMA Series 02 5.55%, 7/01/32	1,715	1,359,892
Indianapolis Pub Impr Bond Bank (Prerefunded) MBIA Series 2A 5.25%, 7/01/33(b)	10,000	10,712,200

		17,101,471

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Coralville Urban Rev Tax Incr Series 07C 5.00%, 6/01/18	$260	$248,646
Iowa Fin Auth SFMR (Mtg Rev) AMT GNMA/FNMA Series 02 5.40%, 7/01/32	360	278,989

		527,635

Kansas – 0.3%
Lenexa Hlth Care Fac (Lakeview Village Inc.) 5.25%, 5/15/22	1,395	1,021,921

Louisiana – 4.6%
Calcasieu Parish SFMR (Mtg Rev) GNMA/FNMA Series 02A 6.05%, 4/01/33(c)	300	251,742
Louisiana Agriculture Fin Auth 5.25%, 9/15/17	4,270	3,879,509
Louisiana HFA SFMR (Mtg Rev) Amt GNMA/FNMA Series 02C 5.60%, 6/01/33(c)	1,035	994,676
New Orleans MBIA 5.00%, 3/01/18	2,285	2,201,026
5.25%, 12/01/20	1,000	953,850
MBIA Series 05 5.00%, 12/01/29	2,700	2,318,787
RADIAN Series A 5.00%, 12/01/22	5,875	4,910,031

		15,509,621

Massachusetts – 4.7%
Massachusetts (Prerefunded) Series 02C 5.25%, 11/01/30	7,000	7,447,020
Massachusetts HEFA (Berkshire Hlth Sys) RADIAN Series 01E 5.70%, 10/01/25	2,000	1,804,460
Massachusetts HEFA (Cape Cod Hlthcare) RADIAN Series 01C 5.25%, 11/15/31	2,100	1,691,340

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts HEFA (Tufts New England Med Ctr) MBIA Series 93 5.38%, 7/01/18	$2,900	$2,903,480
Massachusetts HFA MFHR (Rental Rev) AMBAC Series 95E 6.00%, 7/01/41	1,740	1,475,190
Massachusetts HFA MFHR (Rental Rev) AMT MBIA Series 00H 6.65%, 7/01/41	540	497,723

		15,819,213

Michigan – 6.3%
Detroit Swr Disp Rev MBIA 5.25%, 7/01/22	5,000	4,809,900
Kent Hosp Fin Auth (Metro Hosp Proj) Series 05A 5.75%, 7/01/25	1,080	877,111
Michigan Hosp Fin Auth (Trinity Hlth) Series 00A 6.00%, 12/01/27	3,000	2,881,110
Michigan Strategic Fund Hlth Fac (Detroit Edison) AMT XLCA Series 02C 5.45%, 12/15/32	5,000	3,937,800
Plymouth Ed Ctr Pub Sch (Academy Rev) Series 05 5.125%, 11/01/23	2,140	1,678,959
Saginaw Hosp Fin Auth (Covenant Med Ctr) Series 00F 6.50%, 7/01/30	7,185	7,134,705

		21,319,585

Minnesota – 0.5%
Shakopee Hlth Care Fac (St Francis Regl Med Ctr) Series 04 5.10%, 9/01/25	1,200	919,572
St. Paul Hsg & Redev Auth (Hltheast Proj) Series 05 6.00%, 11/15/25	1,000	863,080

		1,782,652

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mississippi – 1.2%
Adams Cnty PCR (Int’l Paper Co.) AMT Series 99 6.25%, 9/01/23	$1,000	$769,840
Gulfport Hosp Fac Rev (Mem Hosp at Gulfport Proj) Series 01A 5.75%, 7/01/31	4,000	3,302,360

		4,072,200

Missouri – 1.0%
Kansas City (Downtown Arena Proj) Series 08C 5.00%, 4/01/28	2,000	1,794,500
Missouri SFMR (Mtg Rev) AMT GNMA/FNMA Series 02A-1 5.58%, 9/01/32(c)	950	928,815
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	600	486,378

		3,209,693

Nevada – 8.5%
Carson City Hosp Rev (Carson-Tahoe Hosp Proj) RADIAN Series 03A 5.00%, 9/01/23	4,700	3,971,359
Clark Cnty Arpt Rev (Prerefunded) FGIC Series 01B 5.25%, 7/01/34	11,920	12,646,166
Nevada Dept Business & Indl (Las Vegas Monorail Proj) AMBAC Series 00 5.625%, 1/01/32	6,720	4,325,059
Reno Cap Impr Rev (Prerefunded) FGIC Series 02 5.375%, 6/01/32	4,710	5,058,022
Reno Cap Impr Rev (Unrefunded) FGIC Series 02 5.375%, 6/01/32	2,790	2,581,950

		28,582,556

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 1.6%
New Hampshire HEFA (Covenant Hlth) Series 04 5.375%, 7/01/24	$820	$716,910
New Hampshire HEFA (Covenant Med Ctr) (Prerefunded) Series 02 6.125%, 7/01/31(e)	4,200	4,607,736

		5,324,646

New Jersey – 1.9%
Morris-Union Jointure Comnty COP RADIAN Series 04 5.00%, 5/01/24	7,185	6,029,508
New Jersey EDA (New Jersey St Contract) Series 05 5.25%, 3/01/25	500	490,830

		6,520,338

New Mexico – 0.1%
Dona Ana Cnty Tax Rev AMBAC Series 03 5.25%, 5/01/25	500	501,380

New York – 5.0%
New York City Series 04G 5.00%, 12/01/23	1,600	1,522,608
New York St Dorm Auth (Personal Income Tax) 5.00%, 3/15/26(a)	7,000	6,832,910
New York St Enviro Fac Corp. (Revolving Funds – NYC Muni Wtr) 5.00%, 6/15/24(a)	3,500	3,477,320
5.00%, 6/15/27(a)	3,500	3,421,040
New York St HFA (Econ Dev & Hsg) FGIC Series 05A 5.00%, 9/15/25	300	290,028
Ulster Cnty IDA (Kingston Regl Sr Living Corp. – Woodland Pond at New Patlz Proj) 6.00%, 9/15/27	1,775	1,383,417

		16,927,323

North Carolina – 1.2%
Charlotte Arpt Rev MBIA Series 04A 5.25%, 7/01/24	2,895	2,873,432

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Iredell Cnty COP FSA Series 08 5.25%, 6/01/22	$1,080	$1,092,107

		3,965,539

North Dakota – 1.1%
North Dakota HFA SFMR (Mtg Rev) AMT Series 02 5.65%, 1/01/34	1,030	825,865
Series 98E 5.25%, 1/01/30	1,300	1,243,788
Ward Cnty Hlth Care Fac (Trinity Hlth) 5.125%, 7/01/18-7/01/20	2,075	1,695,306

		3,764,959

Ohio – 3.8%
Cleveland Cuyahoga Port Auth (Univ Heights Ohio-Pub Parking Proj) Series 01 7.35%, 12/01/31	5,000	4,454,300
Cuyahoga Cnty Hosp Fac (Univ Hosp Hlth) Series 00 7.50%, 1/01/30	2,400	2,347,464
Fairfield Cnty Hosp Rev (Fairfield Med Ctr Proj) RADIAN Series 03 5.00%, 6/15/22-6/15/24	5,210	4,517,132
Port Auth of Columbiana Cnty SWFR (Apex Enviro LLC) AMT Series 04A 7.125%, 8/01/25	1,840	1,597,506

		12,916,402

Oregon – 1.2%
Forest Grove Rev (Ref & Campus Impr Pacific Proj A) RADIAN Series 05A 5.00%, 5/01/28	4,760	3,922,478

Pennsylvania – 3.3%
Allegheny Cnty Hosp Dev Auth (West Pennsylvania Hlth Sys) 5.00%, 11/15/28	4,800	3,086,784
Allegheny Cnty IDA (Residential Reserves Inc Proj) 5.00%, 9/01/21	500	419,210
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comnty) 6.00%, 2/01/21	875	712,722

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania EDA (30th St Station) AMT ACA Series 02 5.875%, 6/01/33	$4,100	$3,249,660
Pennsylvania Trpk Transp Rev (Prerefunded) AMBAC Series 01 5.00%, 7/15/41	2,000	2,129,220
Philadelphia IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,150	876,254
Wilkes-Barre Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	990	807,494

		11,281,344

Puerto Rico – 2.5%
Puerto Rico (Pub Impr) 5.25%, 7/01/23	2,625	2,310,472
Series 01A 5.50%, 7/01/19	1,705	1,620,347
Series 03A 5.25%, 7/01/23	500	440,090
Puerto Rico Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	1,000	968,030
Puerto Rico Pub Bldg Auth Series N 5.50%, 7/01/22	3,370	3,069,093

		8,408,032

Rhode Island – 1.5%
Rhode Island Hlth & Ed Bldg Corp. (Times 2 Academy) Series 04 5.00%, 12/15/24	5,845	5,134,891

South Carolina – 2.9%
Charleston Cnty Sch Dist 5.25%, 12/01/30	2,000	1,892,480
Dorchester Cnty Sch Dist No 2 ASSURED GTY 5.00%, 12/01/29	1,600	1,461,616
Newberry Investing in Childrens Ed (Newberry Cnty Sch Dist Proj) ASSURED GTY Series 05 5.00%, 12/01/27	5,450	4,950,453

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 05 5.00%, 12/01/30	$550	$455,279
Scago Ed Fac Corp. (Calhoun Sch Dist) RADIAN 5.00%, 12/01/21	1,000	917,160

		9,676,988

Tennessee – 4.7%
Ed Loan Rev (Ed Funding of South) AMT Series 97A 6.20%, 12/01/21	8,985	8,995,422
Sullivan Cnty Hlth Ed (Wellmont Hlth Sys) Series 06C 5.00%, 9/01/22	1,760	1,274,698
5.25%, 9/01/26	725	509,037
Tennessee Energy Acquisition Corp. Series A 5.25%, 9/01/22	5,000	3,668,850
Tennessee Energy Acquisition Corp. (Prepaid Gas) Series A 5.25%, 9/01/21	2,000	1,494,040

		15,942,047

Texas – 27.9%
Bexar Cnty Hlth Fac Dev Corp. 5.00%, 7/01/27	525	358,900
Bexar Cnty Hsg Fin Corp MFHR (Doral Club & Sutton House Apts) MBIA Series 01A 5.55%, 10/01/36(b)	14,425	12,214,225
Camino Real Regl Mobility Auth 5.00%, 2/15/22	480	444,874
Series 2008 5.00%, 8/15/21	1,210	1,132,003
Dallas-Fort Worth Arpt Rev (Fort Worth Intl Arpt) AMT MBIA Series 03A 5.25%, 11/01/25	2,000	1,647,620
Dallas-Fort Worth Arpt Rev (Int’l Arpt) FGIC Series 01 5.50%, 11/01/35	6,500	5,146,505
Frisco FGIC 5.00%, 2/15/23	3,220	3,171,346
Garza Cnty Pub Fac Corp. 5.50%, 10/01/19	865	773,794

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gulf Coast Waste Disp Auth (Anheuser-Busch Proj) AMT Series 02 5.90%, 4/01/36	$9,000	$6,807,150
Harris Cnty Toll Road Rev (Prerefunded) FSA Series 02 5.125%, 8/15/32	7,500	8,031,600
Hidalgo Cnty Hlth Svc (Mission Hosp Inc Proj) Series 05 5.00%, 8/15/14-8/15/19	1,090	963,876
Lewisville Combination Contract (Spl Assmt Cap Impt Dist No 2) ACA Series 05 6.00%, 10/01/25	1,100	926,585
Lower Colorado River Auth (Prerefunded) AMBAC Series 03 5.25%, 5/15/25	125	135,228
MBIA 5.00%, 5/15/31	30	32,207
MBIA Series 02A 5.00%, 5/15/31	10	10,736
Lower Colorado River Auth (Unrefunded) AMBAC Series 03 5.25%, 5/15/25	1,675	1,673,141
MBIA 5.00%, 5/15/31	1,460	1,319,183
Matagorda Cnty Rev (Centerpoint Energy Houston Elec LLC) Series 04 5.60%, 3/01/27(c)(d)	2,000	1,355,780
Richardson Hosp Auth (Richardson Regl Med Ctr) FSA Series 04 5.875%, 12/01/24	3,465	2,867,911
Series 04 6.00%, 12/01/19	2,745	2,429,325
San Antonio Arpt Rev AMT FGIC Series 02A 5.25%, 7/01/27	5,250	4,295,707
Seguin Hgr Ed Auth (Texas Lutheran Univ Proj) Series 04 5.25%, 9/01/28-9/01/33	2,250	1,749,382
Texas Series 05 5.00%, 4/01/28	8,000	7,692,080

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas AMT Series 02A 5.50%, 8/01/41	$9,470	$8,477,449
Texas Transp Commission Series 07 5.00%, 4/01/23(a)	20,600	20,494,528

		94,151,135

Utah – 1.0%
Davis Cnty Sales Tax Rev AMBAC Series 03B 5.25%, 10/01/23	2,005	2,014,263
Utah Hsg Corp MFHR (Bluffs Apts Proj) AMT GNMA Series 02A 5.60%, 7/20/30	1,480	1,210,048

		3,224,311

Virginia – 2.0%
Fauquier Cnty IDA (Fauquier Hospital) RADIAN Series 02 5.25%, 10/01/31	8,500	6,908,290

Washington – 3.7%
King Cnty Swr Rev FSA Series 02A 5.25%, 1/01/32	3,000	2,972,010
Seattle Hsg Auth MFHR (Wisteria Ct Proj) GNMA Series 03 5.20%, 10/20/28	1,475	1,222,480
Twenty-Fifth Ave Ppty (Univ of Washington) MBIA Series 02 5.25%, 6/01/33	9,750	8,242,650

		12,437,140

Wisconsin – 6.8%
Wisconsin Series 03 5.00%, 11/01/26	3,700	3,137,119
Wisconsin HEFA (Bell Tower Residence Proj) FHLB Series 05 5.00%, 7/01/25	1,000	864,910
Series 05 5.00%, 7/01/20	1,785	1,644,289
Wisconsin HEFA (Ministry Hlth Care) MBIA Series 02A 5.25%, 2/15/32(b)	13,615	12,380,392

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Hsg & EDA SFMR (Mtg Rev) AMT MBIA Series A 5.60%, 5/01/33	$4,870	$3,911,292
Series 02A 5.50%, 9/01/32	1,130	1,132,124

		23,070,126

Total Long-Term Municipal Bonds (cost $668,851,556)		600,216,997

SHORT-TERM MUNICIPAL NOTES – 3.7%
Alaska – 0.2%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 1.15%, 7/01/37(f)	800	800,000

California – 0.1%
California Dept of Wtr Res (Pwr Sup Rev) Series F-4 0.35%, 5/01/22(f)	400	400,000

Florida – 0.5%
Orange Cnty IDA (Lake Highland Prep Sch) 1.50%, 8/01/32(f)	600	600,000
Pinellas Cnty Hlth Fac Auth 1.20%, 7/01/36(f)	1,000	1,000,000

		1,600,000

New Jersey – 0.1%
Camden Cnty Impr Auth (Harvest Village Proj) Series 1999 0.75%, 7/01/29(f)	400	400,000

New York – 0.8%
New York City Muni Wtr Fin Auth 2.15%, 6/15/32(f)	2,600	2,600,000

Pennsylvania – 0.9%
Lancaster Cnty Hosp Auth (Lancaster Gen Hosp) Series 2008 0.57%, 7/01/41(f)	3,000	3,000,000

Rhode Island – 0.2%
Rhode Island Indl Fac Corp. 0.60%, 2/01/25(f)	500	500,000

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.9%
Lower Neches Valley Auth IDA 0.50%, 5/01/22(f)	$3,100	$3,100,000

Total Short-Term Municipal Notes (cost $12,400,000)		12,400,000

Total Investments – 181.8% (cost $681,251,556)		612,616,997
Other assets less liabilities – (9.9)%		(33,412,867)
Preferred Stock at redemption value – (71.9)%		(242,225,000)

Net Assets Applicable to Common Shareholders – 100.0%(g)		$336,979,130

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	$47,500	9/18/10	2.080%	SIFMA	*	$138,316
Merrill Lynch	3,000	7/30/26	4.090%	SIFMA	*	(132,230)
Merrill Lynch	6,500	8/09/26	4.063%	SIFMA	*	(270,502)
Merrill Lynch	7,100	11/15/26	4.377%	SIFMA	*	(576,521)

(a)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note K).

(b)	Position, or portion thereof, has been segregated to collateralize tender option bonds.

(c)	Variable rate coupon, rate shown as of October 31, 2008.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2008, the Fund held 95% of net assets in insured bonds (of this amount 19% represents the Fund’s holding in pre-refunded insured bonds). 35% of the Fund’s insured bonds were insured by MBIA.

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

Glossary:

ACA – ACA Capital

AMBAC – American Bond Assurance Corporation

AMT – Alternative Minimum Tax (subject to)

ASSURED GTY – Assured Guaranty

CCD – Community College District

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FHLB – Federal Home Loan Bank

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

HEFA – Health & Education Facility Authority

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

IDR – Industrial Development Revenue

MBIA – Municipal Bond Investors Assurance

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Group, Inc.

SFMR – Single Family Mortgage Revenue

SWFR – Solid Waste Facility Revenue

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2008

Assets
Investments in securities, at value (cost $681,251,556)	$612,616,997
Cash	36,007
Interest receivable	10,566,967
Unrealized appreciation of interest rate swap contracts	138,316
Receivable for investment securities sold	75,000

Total assets	623,433,287

Liabilities
Payable for floating rate notes issued*	42,775,000
Unrealized depreciation of interest rate swap contracts	979,253
Advisory fee payable	245,211
Dividends payable—preferred shares	85,336
Accrued expenses	144,357

Total liabilities	44,229,157

Preferred Stock, at Redemption Value
Auction Preferred Stock, $.001 par value per share; 11,400 shares authorized, 9,689 shares issued and outstanding at $25,000 per share liquidation preference	242,225,000

Net Assets Applicable to Common Shareholders	$336,979,130

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,656,080 shares issued and outstanding	$28,656
Additional paid-in capital	413,131,021
Distributions in excess of net investment income	(212,606)
Accumulated net realized loss on investment transactions	(6,492,445)
Net unrealized depreciation on investments	(69,475,496)

Net Assets Applicable to Common Shareholders	$336,979,130

Net Asset Value Applicable to Common Shareholders (based on 28,656,080 common shares outstanding)	$11.76

*	Represents short-term floating rate certificates issued by tender option bond trusts (See Note K).

See notes to financial statements.

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2008

Investment Income
Interest		$36,180,220
Expenses
Advisory fee (see Note B)	$3,711,894
Auction Preferred Stock-auction agent’s fees	671,312
Custodian	211,766
Audit	100,338
Printing	99,392
Directors’ fees and expenses	62,896
Legal	56,206
Registration fees	24,658
Transfer agency	10,670
Miscellaneous	55,491

Total expenses before interest expense and fees	5,004,623
Interest expense and fees	515,848

Total expenses	5,520,471
Less: expenses waived by the Adviser (see Note B)	(423,153)

Net expenses		5,097,318

Net investment income		31,082,902

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		3,018,586
Futures contracts		(188,207)
Swap contracts		(1,953,156)
Net change in unrealized appreciation/depreciation of:
Investments		(92,927,754)
Swap contracts		(350,254)

Net loss on investment transactions		(92,400,785)

Dividends to Auction Preferred Shareholders from
Net investment income		(10,388,458)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(71,706,341)

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2008		Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$31,082,902		$26,872,319
Net realized gain on investment transactions	877,223		1,034,449
Net change in unrealized appreciation/depreciation of investments	(93,278,008)		(12,938,048)
Dividends to Auction Preferred Shareholders from
Net investment income	(10,388,458)		(8,751,523)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(71,706,341)		6,217,197
Dividends to Common Shareholders from
Net investment income	(22,695,615)		(18,935,036)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	– 0	–	134,463
Shares issued in connection with the acquisition of ACM Municipal Securities Income Fund	– 0	–	124,258,075 (a)

Total increase (decrease)	(94,401,956)		111,674,699
Net Assets Applicable to Common Shareholders
Beginning of period	431,381,086		319,706,387

End of period (including distributions in excess of net investment income of ($212,606) and ($127,085), respectively)	$336,979,130		$431,381,086

(a)	Net of $2,369 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, prior to February 12, 2007, the Fund paid the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. As of February 12, 2007, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets applicable to common and preferred stockholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, .20% for the period January 28, 2007 until February 12, 2007, .10% for year 6 (such waiver commencing February 12 of year 6) and .05% for year 7. For the year ended October 31, 2008, which is year 7 of operations, the amount of such fees waived was $423,153. The Fund commenced operations on January 28, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2008, there was no reimbursement paid to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$104,866,697		$126,993,979
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$638,850,517

Gross unrealized appreciation	$8,557,456
Gross unrealized depreciation	(34,790,976)

Net unrealized depreciation	$(26,233,520)

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market, or for investment purposes. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

There are 28,656,080 shares of common stock outstanding at October 31, 2008. During the year ended October 31, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

year ended October 31, 2007, the Fund issued 8,737 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has 11,400 shares authorized, and 9,689 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 2,677 shares each of Series M, Series W and Series TH, and also 1,658 shares of Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change generally every 7 days as set by the auction agent for Series M, T, W and TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on the Series M is 3.47% effective through November 3, 2008. The dividend rate on the Series T is 3.09% effective through November 4, 2008. The dividend rate on the Series W is 2.99% effective through November 5, 2008. The dividend rate on the Series TH is 3.00% effective through November 6, 2008.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

The Fund voluntarily may redeem the Preferred Shares in certain circumstances. For the year ended October 31, 2008 the Fund has redeemed $42,775,000, or 15% of its outstanding Preferred Shares at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The partial redemption of the Preferred Shares was made on a pro rata basis among Series M, Series T, Series W and Series TH. The Fund financed the partial redemption and replaced the Preferred Shares with tender option bonds. The Fund believes that the use of tender option bonds as alternative financing may reduce its costs of leverage.

The Fund redeemed its Preferred Shares on the following redemption dates:

–Series M	June 13, 2008 & July 11, 2008
–Series T	June 9, 2008 & July 7, 2008
–Series W	June 10, 2008 & July 8, 2008
–Series TH	June 11, 2008 & July 9, 2008

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Acquisition of ACM Municipal Securities Income Fund by AllianceBernstein National Municipal Income Fund (the “Fund”)

On May 18, 2007, the Alliance National Municipal Fund (the “Fund”) acquired all of the net assets of the ACM Municipal Securities Income Fund, pursuant to a plan of reorganization approved by the shareholders of ACM Municipal Securities Income Fund. On May 18, 2007, the acquisition was accomplished by a tax-free exchange of 8,132,542 common shares and 3,600 shares of Auction Preferred stock of the Fund for 11,145,261 common shares and 3,600 shares of Auction Preferred stock of ACM Municipal Income Securities Fund. The aggregate net assets applicable to common shareholders of the Fund and ACM Municipal Income Fund immediately before the acquisition were $313,569,265 and $124,260,444 (including $6,907,265 of net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets applicable to common and preferred shareholders of the Fund amounted to $722,829,709.

NOTE G

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$1,693,393	$653,378
Tax-exempt income	21,002,222	18,281,658

Total distributions paid	$22,695,615	$18,935,036

As of October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(6,164,370	) (a)
Unrealized appreciation/(depreciation)	(69,806,001	) (b)

Total accumulated earnings/(deficit)	$(75,970,371	) (c)

(a)	On October 31, 2008, the Fund had a net capital loss carryforward of $6,164,370 (of which approximately $5,673,511 was attributable to the merger with ACM Municipal Securities Income Fund) of which $584,493 expires in the year 2010, $5,569,671 expires in the year 2011, and $10,206 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund utilized $1,386,850 of capital loss carryforward for the fiscal year ended October 31, 2008. As a result of the merger with ACM Municipal Securities Income Fund, various limitations regarding the utilization of capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components accumulated earnings/(deficit) is attributable primarily to dividends payable and the tax treatment of tender option bonds.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, and taxable overdistributions resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The Fund is well diversified by bond insurer, minimizing the exposure to any single insurer. In addition,

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Auction Preferred Stock. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note K to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Notes to Financial Statements

NOTE J

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. Pursuant to FASB Statement No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (“FAS 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

interest expense is also included in the Fund’s expense ratio. At October 31, 2008, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $42,775,000 and $46,985,141, respectively. The range of interest rates on the Floating Rate Notes outstanding for the year ended October 31, 2008 was 1.80% to 2.47%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Year Ended October 31,
	2008	2007		2006	2005	2004(a)

Net asset value, beginning of period	$ 15.05	$ 15.58		$ 15.37	$ 15.49	$ 15.02

Income From Investment Operations
Net investment income(b)(c)	1.08	1.11		1.13	1.13	1.16
Net realized and unrealized gain (loss) on investment transactions	(3.22)	(.49)		.40	(.05)	.42
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.36)	(.36)		(.32)	(.20)	(.12)

Net increase (decrease) in net asset value from operations	(2.50)	.26		1.21	.88	1.46

Less: Dividends to Common Shareholders from
Net investment income	(.79)	(.79)		(1.00)	(1.00)	(.99)

Net asset value, end of period	$ 11.76	$ 15.05		$ 15.58	$ 15.37	$ 15.49

Market value, end of period	$ 10.95	$ 14.08		$ 15.09	$ 14.78	$ 14.18

Discount	(6.89)%	(6.45)%		(3.15)%	(3.84)%	(8.46)%
Total Return
Total investment return based on:(d)
Market value	(17.38)%	(1.61)%		8.88%	11.57%	11.01%
Net asset value	(16.99)%	1.87%		8.10%	6.21%	10.69%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$336,979	$431,381		$319,706	$314,716	$317,099
Preferred Stock, at redemption value ($25,000 per share liquidation preference)(000’s omitted)	$242,225	$285,000		$195,000	$195,000	$195,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of fee waivers and interest expense(e)	1.25%	1.08	%(f)	.96%	.97%	.97%
Expenses, before fee waivers(e)	1.36%	1.30	%(f)	1.36%	1.37%	1.38%
Expenses, before fee waivers, excluding interest expense(e)	1.23%	1.30	%(f)	1.36%	1.37%	1.38%
Net investment income, before preferred stock dividends(c)(e)	7.65%	7.29	%(f)	7.38%	7.29%	7.63%
Preferred stock dividends	2.56%	2.37%		2.05%	1.28%	.80%
Net investment income, net of preferred stock dividends(c)	5.09%	4.92	%(f)	5.33%	6.01%	6.84%
Portfolio turnover rate	16%	8%		7%	18%	14%
Asset coverage ratio	239%	251%		264%	261%	263%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

(a)	As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b)	Based on average shares outstanding.

(c)	Net of fees waived by the Adviser.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein National Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein National Municipal Income Fund, Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Report of Independent Registered Public Accounting Firm

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman Marc O. Mayer, John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent

Compliance Officer

Robert B. Davidson III,(2)

Senior Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee

(2)	The day-to-day management, of and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards.

The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, + 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., # *** 76 (2001) Chairman of the Board	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, # 66 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund, and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, # 60 (2006)	Professorial lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
Earl D. Weiner, # 69 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	92	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of AllianceBernstein L.P.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert B. Davidson, III 47	Senior Vice President	Senior Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

Douglas J. Peebles 43	Senior Vice President	Executive Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

Jeffrey S. Phlegar 42	Senior Vice President	Executive Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

Michael G. Brooks 60	Vice President	Senior Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

Fred S. Cohen 50	Vice President	Senior Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

Terrance T. Hults 42	Vice President	Senior Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2003.

Thomas R. Manley 57	Controller	Vice President of AllianceBernstein L.P.,** with which he has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein L.P., ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation “Alliance NA.” The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

NOTES

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	55

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ANMIF-0151-1008

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$50,000	$14,959	$12,875
2008	$53,500	$26,039	$24,500

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$892,566	$121,331
		$(121,331)
		$—
2008	$1,012,529	$195,303
		$(170,803)
		$(24,500)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin Michael J. Downey William H. Foulk, Jr.	Nancy P. Jacklin Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

November 2008

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Information regarding how the AllianceBernstein mutual funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at AllianceBernstein’s web site at www.alliancebernstein.com and at the Securities and Exchange Commission’s web site at www.sec.gov or is available by calling AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since October 2005– Senior Vice President of AllianceBernstein L.P. (“AB”)	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

Fred S. Cohen; since October 2005–Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

Robert B. Davidson III; since April 2002– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

Terrance T. Hults; since December 2001– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2008.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael G. Brooks	25	$12,180,000,000	None	None
Fred S. Cohen	25	$12,180,000,000	None	None
Robert B. Davidson III	25	$12,180,000,000	None	None
Terrance T. Hults	25	$12,180,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Michael G. Brooks	None	None	None	None
Fred S. Cohen	None	None	None	None
Robert B. Davidson III	None	None	None	None
Terrance T. Hults	None	None	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Michael G. Brooks	1,729	$13,092,000,000	2	$96,000,000
Fred S. Cohen	1,729	$13,092,000,000	2	$96,000,000
Robert B. Davidson III	1,729	$13,092,000,000	2	$96,000,000
Terrance T. Hults	1,729	$13,092,000,000	2	$96,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers (except transactions in open-end mutual funds) approved by Alliance. The Code also requires preclearance of all securities transactions (except transactions in mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a)(3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2008 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael G. Brooks	None
Fred S. Cohen	None
Robert B. Davidson III	None
Terrance T. Hults	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 27, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 27, 2008